Fiscal 2Q22 Results April 27, 2022

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions (including our announced acquisitions of TriState Capital Holdings, Inc. and SumRidge Partners, LLC), divestitures, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, is intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chair & CEO, Raymond James Financial 3

Fiscal 2Q22 highlights 4 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. There were no non-GAAP adjustments to earnings for the three months ended March 31, 2021; therefore percent changes for non- GAAP financial measures are calculated based on non-GAAP financial measures for the current period as compared to GAAP results for the March 31, 2021 period. $ in millions, except per share amounts 2Q22 vs. 2Q21 vs. 1Q22 As reported: Net revenues $ 2,673 13% (4)% Net income $ 323 (9)% (28)% Earnings per common share - diluted $ 1.52 (10)% (28)% 2Q21 1Q22 Return on equity 15.0% 19.0% 21.2% vs. 2Q21 vs. 1Q22 Non-GAAP measures*: Adjusted net income $ 331 (7)% (27)% Adjusted earnings per common share - diluted $ 1.55 (8)% (27)% 2Q21 1Q22 Adjusted return on equity 15.4 % NA 21.4% Return on tangible common equity 16.8% 21.2% 23.4% Adjusted return on tangible common equity 17.2 % NA 23.7%

Fiscal 2Q22 key metrics 5 $ in billions 2Q22 vs. 2Q21 vs. 1Q22 Client assets under administration* $ 1,256.1 16% 0% Private Client Group (PCG) assets under administration* $ 1,198.3 17% 0% PCG assets in fee-based accounts* RECORD $ 678.0 19% 0% Financial assets under management $ 193.7 9% (5)% Total clients' domestic cash sweep balances RECORD $ 76.5 22% 4% PCG financial advisors* RECORD 8,730 5% 3% Bank loans, net RECORD $ 27.9 22% 7% * These metrics include the impact of the acquisition of Charles Stanley Group PLC ("Charles Stanley"), which was completed on January 21, 2022. As of March 31, 2022, the impact on client assets under administration and Private Client Group assets under administration was $33 billion, the impact on Private Client Group assets in fee-based accounts was $21 billion, and the impact on financial advisors was the addition of 200 advisors.

Fiscal 2Q22 segment results 6 $ in millions 2Q22 vs. 2Q21 vs. 1Q22 Net revenues: Private Client Group RECORD $ 1,922 17% 5% Capital Markets $ 413 (5)% (33)% Asset Management $ 234 12% (1)% Raymond James Bank $ 197 23% 8% Consolidated net revenues $ 2,673 13% (4)% Pre-tax income: Private Client Group $ 213 11% 9% Capital Markets $ 87 (17)% (57)% Asset Management $ 103 18% (4)% Raymond James Bank $ 83 (25)% (19)% Consolidated pre-tax income* $ 433 (3)% (22)% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. * 2Q22 included certain acquisition-related expenses in our Other segment.

FYTD 2022 highlights (6 months) 7 Note: FYTD 2022 is from the period October 1, 2021 to March 31, 2022. FYTD 2021 is from the period October 1, 2020 to March 31, 2021. All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * These are non-GAAP measures. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts FYTD 2022 vs. FYTD 2021 As reported: Net revenues RECORD $ 5,454 19% Net income RECORD $ 769 15% Earnings per common share - diluted RECORD $ 3.61 14% FYTD 2021 Return on equity 18.1% 18.1% vs. FYTD 2021 Non-GAAP measures*: Adjusted net income RECORD $ 782 17% Adjusted earnings per common share - diluted RECORD $ 3.67 16% FYTD 2021 Adjusted return on equity 18.4% 18.2% Return on tangible common equity 20.2% 20.1% Adjusted return on tangible common equity 20.6% 20.2%

FYTD 2022 segment results (6 months) 8 $ in millions FYTD 2022 vs. FYTD 2021 Net Revenues: Private Client Group RECORD $ 3,761 21% Capital Markets RECORD $ 1,027 16% Asset Management RECORD $ 470 16% Raymond James Bank $ 380 16% Consolidated net revenues RECORD $ 5,454 19% Pre-Tax Income: Private Client Group RECORD $ 408 23% Capital Markets* RECORD $ 288 23% Asset Management RECORD $ 210 24% Raymond James Bank $ 185 2% Consolidated pre-tax income* RECORD $ 991 17% Note: FYTD 2022 is from the period October 1, 2021 to March 31, 2022. FYTD 2021 is from the period October 1, 2020 to March 31, 2021. Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. * FYTD 2022 included certain acquisition-related expenses in our Capital Markets and Other segments.

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 9

Consolidated net revenues 10 $ in millions 2Q22 vs. 2Q21 vs. 1Q22 Asset management and related administrative fees $ 1,464 25% 6% Brokerage revenues 564 (5)% 1% Account and service fees 179 13% 1% Investment banking 235 (3)% (45)% Interest income 242 21% 8% Other 27 (39)% (47)% Total revenues 2,711 13% (4)% Interest expense (38) 3% 3% Net revenues $ 2,673 13% (4)%

Domestic cash sweep balances 11 C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 28.2 29.3 31.4 33.1 33.6 25.1 25.1 24.5 24.3 25.9 9.5 8.6 10.8 16.1 17.062.8 62.9 66.7 73.5 76.5 6.5% 6.1% 6.3% 6.5% 7.0% RJBDP - RJ Bank* RJBDP - Third-Party Banks* Client Interest Program 2Q21 3Q21 4Q21 1Q22 2Q22 Note: May not total due to rounding. * Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Year-over-year change: 22% Sequential change: 4%

Net interest income & RJBDP fees (third-party banks) 12 * As reported in Account and Service Fees in the PCG segment. ** Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 182 183 198 205 224 163 165 180 188 204 19 18 18 17 20 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 2Q21 3Q21 4Q21 1Q22 2Q22 NET INTEREST MARGIN 1.94% 1.92% 1.92% 1.92% 2.01% 1.32% 1.31% 1.33% 1.29% 1.25% Firmwide Net Interest Margin RJ Bank Net Interest Margin 2Q21 3Q21 4Q21 1Q22 2Q22 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 0.30% 0.29% 0.29% 0.28% 0.32% 2Q21 3Q21 4Q21 1Q22 2Q22

Consolidated expenses 13 $ in millions 2Q22 vs. 2Q21 vs. 1Q22 Compensation, commissions and benefits $ 1,852 12% (2)% Non-compensation expenses: Communications and information processing 127 19% 13% Occupancy and equipment 62 9% 5% Business development 34 62% (3)% Investment sub-advisory fees 40 29% 5% Professional fees 22 (8)% (15)% Bank loan provision/(benefit) for credit losses 21 NM NM Acquisition-related expenses* 11 NM 83% Other 71 3% (4)% Total non-compensation expenses 388 40% 14% Total non-interest expenses $ 2,240 16% 1% * Acquisition-related expenses in 2Q22 were primarily associated with our acquisition of Charles Stanley, which was completed in January 2022, and our announced acquisitions of TriState Capital Holdings, Inc. and SumRidge Partners, LLC. These expenses were included in our Other segment. ** Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period. TOTAL COMPENSATION RATIO** 69.5% 67.2% 65.8% 67.7% 69.3% 2Q21 3Q21 4Q21 1Q22 2Q22 TOTAL NON-COMPENSATION EXPENSES $ IN MILLIONS 277 425 361 339 388 2Q21 3Q21 4Q21 1Q22 2Q22

Consolidated pre-tax margin 14 18.8% 15.6% 20.8% 20.1% 16.2% 19.8% 21.2% 20.3% 16.6% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted) 2Q21 3Q21 4Q21 1Q22 2Q22 (1) 3Q21 included certain acquisition-related expenses in our Capital Markets and Other segments and losses on extinguishment of debt in our Other segment. (2) 4Q21 and 1Q22 included certain acquisition-related expenses in our Capital Markets and Other segments. (3) 2Q22 included certain acquisition-related expenses in our Other segment. (4) This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. (1) (2) (2) (4) (3)

Other financial information 15 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. ** This is a non-GAAP measure. See the schedules in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. *** Estimated. $ in millions, except per share amounts 2Q22 vs. 2Q21 vs. 1Q22 Total assets $ 73,101 30% 7% RJF corporate cash* $ 2,229 31% 59% Total equity attributable to RJF $ 8,602 13% 0% Book value per share $ 41.38 12% 0% Tangible book value per share** $ 36.46 11% (3)% Weighted-average common and common equivalent shares outstanding – diluted 213.0 1% 0% 2Q21 1Q22 Tier 1 capital ratio*** 23.9% 23.6% 25.9% Total capital ratio*** 25.0% 24.7% 27.0% Tier 1 leverage ratio*** 11.1% 12.2% 12.1% Effective tax rate 25.4% 20.6% 20.1%

$401M of dividends paid and share repurchases over the past 5 quarters Capital management 16 DIVIDENDS PAID AND SHARE REPURCHASES* $ IN MILLIONS 114 102 54 60 71 60 48 54 54 54 60 71 Share Repurchases* Dividends Paid 2Q21 3Q21 4Q21 1Q22 2Q22 Number of Shares Repurchased* (thousands) 750 563 — — — Average Share Price of Shares Repurchased* $80.04 $85.70 — — — Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * Under the Board of Directors' share repurchase authorization. $1B remains under current share repurchase authorization

Raymond James Bank key credit trends 17 $ in millions 2Q22 vs. 2Q21 vs. 1Q22 Bank loan provision/(benefit) for credit losses $ 21 NM NM Net charge-offs $ 1 (50)% —% 2Q21 1Q22 Nonperforming assets as a % of total assets 0.27% 0.09% 0.19% Bank loan allowance for credit losses as a % of loans held for investment 1.17% 1.50% 1.18% Criticized loans as a % of loans held for investment 2.63% 4.35% 2.75%

Outlook 18

Appendix 19

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended				Six months ended	
$ in millions	June 30, 2021	September 30, 2021	December 31, 2021	**March 31, 2022**	March 31, 2021	**March 31, 2022**
Net income	$ 307	$ 429	$ 446	**$ 323**	$ 667	**$ 769**
Non-GAAP adjustments:						
Losses on extinguishment of debt [1]	98	—	—	**—**	—	**—**
Acquisition-related expenses [2]	7	10	6	**11**	2	**17**
Pre-tax impact of non-GAAP adjustments	105	10	6	**11**	2	**17**
Tax effect of non-GAAP adjustments	(26)	(2)	(1)	**(3)**	—	**(4)**
Total non-GAAP adjustments, net of tax	79	8	5	**8**	2	**13**
Adjusted net income	$ 386	$ 437	$ 451	**$ 331**	$ 669	**$ 782**
Pre-tax income	$ 385	$ 560	$ 558	**$ 433**	$ 846	**$ 991**
Pre-tax impact of non-GAAP adjustments (as detailed above)	105	10	6	**11**	2	**17**
Adjusted pre-tax income	$ 490	$ 570	$ 564	**$ 444**	$ 848	**$ 1,008**
Pre-tax margin [3]	15.6 %	20.8 %	20.1 %	**16.2 %**	18.4 %	**18.2 %**
Non-GAAP adjustments:						
Losses on extinguishment of debt [1]	3.9 %	— %	— %	**— %**	— %	**— %**
Acquisition-related expenses [2]	0.3 %	0.4 %	0.2 %	**0.4 %**	0.1 %	**0.3 %**
Total non-GAAP adjustments, net of tax	4.2 %	0.4 %	0.2 %	**0.4 %**	0.1 %	**0.3 %**
Adjusted pre-tax margin [3]	19.8 %	21.2 %	20.3 %	**16.6 %**	18.5 %	**18.5 %**

continued on next slide

Note: Please refer to the footnotes on slide 23 for additional information.

20

RAYMOND JAMES

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 21 Note: Please refer to the footnotes on slide 23 for additional information. Three months ended Six months ended Earnings per common share (4) (5) December 31, 2021 March 31, 2022 March 31, 2021 March 31, 2022 Basic $ 2.16 1.56 $ 3.23 $ 3.71 Non-GAAP adjustments: Acquisition-related expenses (2) 0.03 0.05 0.01 0.08 Tax effect of non-GAAP adjustments (0.01) (0.02) — (0.02) Total non-GAAP adjustments, net of tax 0.02 0.03 0.01 0.06 Adjusted basic $ 2.18 $ 1.59 $ 3.24 $ 3.77 Diluted $ 2.10 1.52 $ 3.16 $ 3.61 Non-GAAP adjustments: Acquisition-related expenses (2) 0.03 0.05 0.01 0.08 Tax effect of non-GAAP adjustments (0.01) (0.02) — (0.02) Total non-GAAP adjustments, net of tax 0.02 0.03 0.01 0.06 Adjusted diluted $ 2.12 $ 1.55 $ 3.17 $ 3.67 Book value per share (5) (6) As of $ in millions, except per share amounts March 31, 2021 December 31, 2021 March 31, 2022 Total equity attributable to Raymond James Financial, Inc. $ 7,592 $ 8,600 $ 8,602 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 868 874 1,110 Deferred tax liabilities, net (56) (65) (88) Tangible common equity attributable to Raymond James Financial, Inc. $ 6,780 $ 7,791 $ 7,580 Common shares outstanding (5) 205.8 207.5 207.9 Book value per share (5) (6) $ 36.89 $ 41.45 $ 41.38 Tangible book value per share (5) (6) $ 32.94 $ 37.55 $ 36.46 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited)

Return on equity *$ in millions*	Three months ended March 31, 2021	December 31, 2021	**March 31, 2022**	Six months ended March 31, 2021	**March 31, 2022**
Average equity (7)	$ 7,478	$ 8,423	**$ 8,601**	$ 7,356	**$ 8,482**
Impact on average equity of non-GAAP adjustments:					
Acquisition-related expenses (2)	NA	3	**6**	1	**8**
Tax effect of non-GAAP adjustments	NA	(1)	**(2)**	—	**(2)**
Adjusted average equity (7)	NA	$ 8,425	**$ 8,605**	$ 7,357	**$ 8,488**
Average equity (7)	$ 7,478	$ 8,423	**$ 8,601**	$ 7,356	**$ 8,482**
Less:					
Average goodwill and identifiable intangible assets, net	851	878	**992**	767	**955**
Average deferred tax liabilities, net	(56)	(64)	**(77)**	(49)	**(72)**
Average tangible common equity (7)	$ 6,683	$ 7,609	**$ 7,686**	$ 6,638	**$ 7,599**
Impact on average equity of non-GAAP adjustments:					
Acquisition-related expenses (2)	NA	3	**6**	1	**8**
Tax effect of non-GAAP adjustments	NA	(1)	**(2)**	—	**(2)**
Adjusted average tangible common equity (7)	NA	$ 7,611	**$ 7,690**	$ 6,639	**$ 7,605**
Return on equity (8)	19.0 %	21.2 %	**15.0 %**	18.1 %	**18.1 %**
Adjusted return on equity (8)	NA	21.4 %	**15.4 %**	18.2 %	**18.4 %**
Return on tangible common equity (8)	21.2 %	23.4 %	**16.8 %**	20.1 %	**20.2 %**
Adjusted return on tangible common equity (8)	NA	23.7 %	**17.2 %**	20.2 %	**20.6 %**

Note: Please refer to the footnotes on slide 23 for additional information.

22

RAYMOND JAMES

Footnotes 23 (1) Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021. (2) Acquisition-related expenses in our Other segment included professional expenses and other costs incurred to effect our acquisition of Charles Stanley Group PLC, which was completed in January 2022, our announced acquisitions of TriState Capital Holdings, Inc. and SumRidge Partners, LLC., and our acquisitions completed in fiscal 2021. Acquisition-related expenses in our Capital Markets segment included amortization expense related to intangible assets with short useful lives associated with certain of our acquisitions completed in fiscal 2021. (3) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (4) Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. (5) During our fourth fiscal quarter of 2021 the Board of Directors approved a 3-for-2 stock split, effected in the form of a 50% stock dividend, payable September 21, 2021. All share and per share information has been retroactively adjusted to reflect this stock split. (6) Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (7) Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by three. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (8) Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.